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                                                                  EXECUTION COPY
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                                  CONSOLIDATING
                                 AMENDMENT NO. 1
                                TO LOAN AGREEMENT


     THIS CONSOLIDATING AMENDMENT NO. 1 TO LOAN AGREEMENT, executed on August 7, 2003 to be effective as of May 2, 2003 (this "Amendment"), is entered into by and among CVTI RECEIVABLES CORP., as borrower ("CVTI"), COVENANT TRANSPORT, INC., as master servicer ("Covenant"), THREE PILLARS FUNDING CORPORATION, as lender ("Three Pillars") and SUNTRUST CAPITAL MARKETS, INC. (formerly SunTrust Equitable Securities Corporation), as administrator ("Administrator"). This Amendment consolidates, amends, and restates in full each of Amendment No. 1 to Loan Agreement, dated December 11, 2001, Amendment No. 3 to Loan Agreement, dated December 10, 2002, and Amendment No. 4 to Loan Agreement, dated May 2, 2003 (collectively the "Prior Amendments"). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).

     WHEREAS, the parties hereto have entered into that certain Loan Agreement, dated as of December 12, 2000 (the "Agreement");

     WHEREAS, the parties previously executed the Prior Amendments to the Agreement to amend certain provisions of the Agreement;

     WHEREAS, the parties now wish to consolidate, amend, and restate in full each of the Prior Amendments;

     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

     SECTION 1. Amendments to the Agreement.

     The Agreement is hereby amended as follows:

     (a) The definition of "Scheduled  Commitment  Termination  Date" in Section
1.1 of the  Agreement  was  amended  and  restated  in  Amendment  No. 1 to Loan
Agreement to be extended to December 10, 2002, and is hereby amended and restated, effective December 10, 2002, to read in its entirety as follows:

     Scheduled Commitment Termination Date: December 9, 2003.

     (b) The definition of "Stated Maturity Date" in Section 1.1 of the Agreement is hereby amended and restated, effective December 10, 2002, to read in its entirety as follows:

     Stated Maturity Date: December 9, 2003; provided, however, that such date may be accelerated pursuant to Section 10.3.

     (c) Schedule V to the Agreement is hereby replaced in its entirety, effective December 10, 2002, with Schedule V hereto.

     (d) Section 9.1(e)(v) of the Agreement is hereby amended and restated in its entirety, effective May 2, 2003, to read as follows:

     (v)  Collateral Review. As soon as possible,  and in any event within sixty
          (60) days after the end of each calendar year, a report of the independent certified public accountants of Covenant Nevada (each such report, a "Collateral Review") which satisfies the requirements set forth on Schedule V; provided, however, upon the request of the Administrator, a Collateral Review shall be delivered on a semi-annual basis.

     (e) Section II(d) of Schedule V of the Agreement is hereby amended and restated in its entirety, effective May 2, 2003, to read as follows:

     (d) the reports shall be delivered within sixty (60) days after the end of each calendar year following the Closing Date and at such other times as the Administrator may request pursuant to Section 9.1(e)(v) of the Agreement;

     SECTION 2. Effect of Amendment. Except as modified and expressly amended by this Amendment, the Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. On and after the effective date hereof, all references in the Agreement to "this Agreement," "hereto," "hereof," "hereunder," or words of like import refer to the Agreement as amended by this Amendment.

     SECTION 3. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties to the Agreement and their successors and permitted assigns. This Amendment shall be effective as of May 2, 2003, or such earlier dates as provided for herein, upon the execution and delivery of a counterpart hereto by each of the parties hereto (such time being the "Effective Time"). Each of the Prior Amendments shall have no force or effect from and after the Effective Time.

     SECTION 4. Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. Execution in Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THREE PILLARS:                     THREE PILLARS FUNDING CORPORATION,
                                   as Lender


                                   By:  /s/ Evelyn Echevarria
                                      ------------------------------------------
                                   Name:  Evelyn Echevarria
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------


THE BORROWER:                      CVTI RECEIVABLES CORP.



                                   By:  /s/ Joey B. Hogan
                                      ------------------------------------------
                                   Name:  Joey B. Hogan
                                        ----------------------------------------
                                   Title:  Treasurer and Chief Financial Officer
                                         ---------------------------------------


THE ADMINISTRATOR:                 SUNTRUST CAPITAL MARKETS, INC.


                                   By: /s/ James R. Bennison
                                      ------------------------------------------
                                   Name: James R. Bennison
                                        ----------------------------------------
                                   Title: Managing Director
                                         ---------------------------------------


THE MASTER SERVICER:               COVENANT TRANSPORT, INC.,
                                   a Nevada holding corporation

                                   By:  /s/ Joey B. Hogan
                                      ------------------------------------------
                                   Name:  Joey B. Hogan
                                        ----------------------------------------
                                   Title:  Executive Vice President and Chief
                                         ---------------------------------------
                                           Financial Officer
                                         ---------------------------------------

                                   Schedule V
                         Collateral Review Requirements

I. Initial Report of Independent Accountants

     (a) the report shall be titled the "Initial Report of Independent Accountants on Agreed Upon Procedures";

     (b)  the report shall be addressed to Covenant  Transport,  Inc., as Master
          Servicer  and  to  SunTrust   Equitable   Securities   Corporation  as
          Administrator:

                    Tim Mueller
                    SunTrust Equitable Securities Corp.
                    Mail Code 3950
                    303 Peachtree Street, 24th Floor
                    Atlanta, GA 30308

     (c)  the    agreed    upon    procedures     shall    be    performed    by
          PricewaterhouseCoopers LLP as engaged by the Master Servicer;

     (d)  the report shall be delivered on April 15, 2001; and

     (e) the agreed upon procedures shall entail the selection of a non-systematic sample of 100 invoices from the receivable schedule delivered by Borrower pursuant to the initial funding performance of the following:

          (i)  agree   invoice   information   including:   customer   name  and
               receivables balance to information on the report generated by the receivable servicing system;

          (ii) determine that credit terms are indicated on the invoice and do not exceed 30 days; and

          (iii)determine that the Originators' computer records have been marked or stamped indicating that the Receivable has been sold to CVTI Receivables Corp.

II. Reports of Independent Accountants

     (a) the report shall be titled "Report of Independent Accountants on Agreed Upon Procedures";

     (b)  the report shall be addressed as detailed in item I above;


     (c)  the    agreed    upon    procedures     shall    be    performed    by
          PricewaterhouseCoopers LLP;

     (d) the reports shall be delivered within 60 days after each semi-annual period following this transaction's Closing Date; and

     (e)  the agreed upon procedures shall consist of the following:

     (i) agree the data on lines 1 through 6 and 8 through 13 from three (3) non- systematically selected Monthly Reports as shown in Exhibit C for the most recent semi-annual period to the information contained in system reports and accounting records used in the compilation of those Monthly Reports;

          (ii) request personnel responsible for the credit and/or finance function at Covenant Transport, Inc. to (a) identify whether or not any customers with balances included as Receivables are in bankruptcy; and (b) provide a list of the names of such customers. For any such identified customers, compare the balance of such Receivables contained in the system reports used in the compilation of those Monthly Reports with amounts contained in lines 16 and 17 of the Monthly Reports in item (i) above and report any differences;

          (iii)verify the mathematical accuracy of the Accounts Receivable information and Aging Report in the Monthly Reports in item (i) above;

          (iv) non-systematically select a sample of 100 invoices from the receivable schedule delivered by Borrower pursuant to the subsequent fundings during the most recent semi-annual period and perform the following:

     (a) agree invoice information including: customer name and receivables balance to information on a report generated by the receivables servicing system and agree that except for those invoices processed through Electronic Data Interchange (EDI) terms are as indicated on the invoice and do not exceed 30 days;


          (b) determine that the Originators' computer records have been marked or stamped to indicate that the Receivable has been sold to CVTI Receivables Corp.;

          (c) for invoices for which payments have been received verify that the Collection was sent by wire transfer to a Collection Account or by check to a Lock-Box and deposited into a Collection Account.